Dreyfus
Disciplined
Intermediate
Bond Fund
Annual Report


October 31, 1997

Dreyfus Disciplined Intermediate Bond Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance of the Dreyfus Disciplined Intermediate Bond Fund for the 12-month period ended October 31, 1997 as shown in the following table:


                                                       Income Dividends
                                 Total Return*     (Approximate Per Share)     Distribution Rate Per Share**
                                 -------------     -----------------------     -----------------------------
Investor Shares                      8.21%                 $.743
Restricted Shares                    8.49%                 $.774                         6.18%
Lehman Brothers Aggregate
   Bond Index***                     8.89%


THE ECONOMY

   With the level of inflation as low as has been seen since 1964 and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (GDP) -- the dollar total of all goods and services produced in the United States -- has grown in excess of 3% for the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plants and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy since their spending accounts for two thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.

   The big economic story continued to be the lack of inflation in an economy now in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

   Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.

   In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price and Producer Price Indices. The Labor Department's Employment

Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a low level unmatched in 23 years.

   Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman Alan Greenspan is the possibility that continuing strong economic growth will drive the unemployment rate even lower, which could cause a subsequent corresponding upsurge in wage rates thereby reigniting inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.

THE MARKET AND THE PORTFOLIO

   Over the 12-month reporting period, long-term interest rates traded in a range of 7.17% to 6.13%. At the beginning of the period, the long bond traded at a yield-to-maturity of 6.64%. Subsequently, yields then fell to 6.35% by the end of November 1996, thereafter rising to 7.17% on April 14, 1997. This surge in interest rates was in reaction to increasing economic growth, low unemployment and the hike in the Fed Funds rate earlier in the spring by the Fed. Investors were also concerned that pressure on wages might contribute to an upsurge in rates of inflation. Yet despite continued healthy economic growth, interest rates generally declined over the second half of the reporting period. A budget agreement and a shrinking budget deficit helped propel long-term interest rates to 6.13% as of October 27, 1997, a 12-month low. Furthermore, the long end of the yield curve outperformed the short end due to increased investor demand and lower supply of long-term issues during the second half of the reporting period. Worries over the summer that the Fed would again raise the Fed Funds rate proved unwarranted due to the monetary crisis in Southeast Asia and continued low domestic inflation.

   The Lehman Brothers Corporate Bond Index rose 9.25% over the reporting period, outperforming the Lehman Brothers Treasury Bond Index by 64 basis points. However, demand for corporates waned late in the reporting period due to credit concerns resulting from the economic developments in Southeast Asia and Latin America. Yield spreads on many corporate bonds widened 5 to 30 basis points depending on their exposure to overseas markets. Money center banks with high exposure to emerging-market debt were particularly hard hit. Conversely, the Lehman Brothers Mortgage Index performed strongly during the period, rising 9.12%.

   We gradually shortened the portfolio's duration, or sensitivity to interest rate movements, from 5.0 years to 4.5 years over a period that began late last year. This sustained the portfolio's performance as interest rates rose during December 1996 and the first quarter of 1997. In April, we reversed course and extended duration once again out to 5.0 years, a decision that proved advantageous since interest rates fell later in the year. Our portfolio strategy to overweight corporates and asset-backed securities, while underweighting Treasuries, also worked well over the past 12 months. Mortgage exposure throughout the year was essentially neutral relative to the benchmark index.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.

                                                     Very truly yours,

                                                     /s/ Ridgway Powell

                                                     Ridgway Powell
                                                     Portfolio Manager

November 18, 1997
New York, N.Y.

*   Total return includes reinvestment of dividends and any capital gains paid.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.

*** SOURCE: LEHMAN BROTHERS -- The Lehman Brothers Aggregate Bond Index is a widely accepted unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities. Reflects reinvestment of dividends and capital gains.

Dreyfus Disciplined Intermediate Bond Fund                      October 31, 1997
--------------------------------------------------------------------------------

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS DISCIPLINED INTERMEDIATE BOND FUND INVESTOR SHARES AND RESTRICTED SHARES AND THE LEHMAN
                        BROTHERS AGGREGATE BOND INDEX

                                     Dollars

$11,526
Lehman Brothers
Aggregate Bond Index*

$11,331
Dreyfus Disciplined
Intermediate Bond Fund
(Restricted Shares)

$11,273
Dreyfus Disciplined
Intermediate Bond Fund
(Investor Shares)

*Source: Lehman Brothers

Average Annual Total Returns
-------------------------------------------------------------------------

          Investor Shares*                       Restricted Shares*
  ----------------------------------      ---------------------------------
  Period Ended 10/31/97                   Period Ended 10/31/97
  ---------------------                   ---------------------
  1 Year                      8.21%       1 Year                      8.49%
  From Inception (11/1/95)    6.18        From Inception (11/1/95)    6.45

-------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor shares and Restricted shares of Dreyfus Disciplined Intermediate Bond Fund on 11/1/95 to a $10,000 investment made in the Lehman Brothers Aggregate Bond Index on that date. For comparative purposes, the value of the Index on 10/31/95 is used as the beginning value on 11/1/95. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities, and asset-backed securities.
The Index does not take into account charges, fees and other expenses.
Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* Effective August 15, 1997, the Fund's Institutional shares were redesignated as Investor shares and Retail shares were redesignated as Restricted shares.

Dreyfus Disciplined Intermediate Bond Fund
-----------------------------------------------------------------------------
Statement of Investments                                     October 31, 1997


                                                                                      Principal
Bonds and Notes--97.4%                                                                  Amount           Value
-------------------------------------------------------------------------------    ---------------   -------------
                  Banking--6.0%  BT Preferred Capital Trust II,
                                    Gtd. Preferred Securities,
                                    Ser. II, 7 7/8%, 2027......................      $  1,500,000     $  1,524,823
                                 BankAmerica,
                                    Sub. Notes, 6 7/8%, 2003...................         1,500,000        1,537,276
                                 BankBoston, N.A.,
                                    Sub. Notes, 7%, 2007.......................         2,250,000        2,314,809
                                 First Union National Bank of North Carolina,
                                    Sub. Notes, 6.18%, 2006....................         1,250,000(a)     1,224,549
                                                                                                      ------------
                                                                                                         6,601,457
                                                                                                      ------------
 Collateralized
      Mortgage Obligations--.5%  Countrywide Funding,
                                    Mortgage Pass-Through Ctfs.,
                                    Ser. 1994-10, Cl. A-5, 6%, 2009............           161,401          159,875
                                 Residential Funding Mortgage Securities I,
                                    Mortgage Pass-Through Ctfs.,
                                    Ser. 1994-S10, Cl. A-6, 6 1/2%, 2009.......           389,824          380,071
                                                                                                      ------------
                                                                                                           539,946
                                                                                                      ------------
    Commercial Mortgage
              Obligations--3.2%  Asset Securitization,
                                    Commercial Mortgage Pass-Through Ctfs.:
                                       Ser. 1995-MD IV, C1. A-1, 7.10%, 2029...           704,965          731,512
                                       Ser. 1997-D4, Cl. A-CS1, 1.539%, 2029
                                         (Interest only Obligation)............        18,948,565(b,c)     719,453
                                 GS Mortgage Securities II,
                                    Commercial Mortgage Pass-Through Ctfs.,
                                    Ser. 1997-GL1, Cl. A-2B, 6.86%, 2030.......         1,000,000        1,025,320
                                 Merrill Lynch Mortgage Investors,
                                    Mortgage Pass-Through Ctfs.,
                                    Ser. 1997-C1, Cl. A-3, 7.12%, 2029.........         1,000,000        1,037,035
                                                                                                      ------------
                                                                                                         3,513,320
                                                                                                      ------------
                 Consumer--1.7%  News America Holdings,
                                    Gtd. Sr. Deb., 8%, 2016....................         1,750,000        1,813,207
                                                                                                      ------------
                 Finance--10.2%  ERP Operating L.P.,
                                    Notes, 7.57%, 2006.........................         1,000,000(d)     1,054,171
                                 Ford Motor Credit,
                                    Notes, 6 5/8%, 2003........................         1,140,000        1,156,934
                                 GMAC,
                                    Sr. Floating Rate Notes, 5.906%, 2002......         2,000,000(c)     2,003,386
                                 Green Tree Financial,
                                    Medium-Term Notes, Ser. A, 6 1/2%, 2002....         2,000,000        2,010,990
                                 Lehman Brothers,
                                    Sr. Sub. Notes, 7.36%, 2003................         1,500,000        1,562,529
                                 Markel,
                                    Notes, 7 1/4%, 2003........................           360,000          372,240


Dreyfus Disciplined Intermediate Bond Fund
-----------------------------------------------------------------------------
Statement of Investments (continued)                         October 31, 1997


                                                                                      Principal
Bonds and Notes (continued)                                                             Amount           Value
-------------------------------------------------------------------------------    ---------------   -------------
           Finance (continued)   NYNEX Capital Funding,
                                    Gtd. Medium-Term Notes, 7.63%, 1999........      $  1,500,000(c,e)$  1,701,032
                                 Salomon,
                                    Medium-Term Floating-Rate Notes,
                                    Ser. D, 5.849%, 1999.......................         1,230,000(c)     1,224,305
                                                                                                      ------------
                                                                                                        11,085,587
                                                                                                      ------------
     Finance/Asset Backed--5.6%  Chase Credit Card Master Trust,
                                    Asset Backed Ctfs.,
                                    Ser. 1997-2, C1. A, 6.30%, 2003............         1,000,000        1,006,250
                                 CitiBank Credit Card Master Trust I,
                                    Credit Card Participation Ctfs.,
                                    Ser. 1997-3, Cl. A, 6.84%, 2004............         1,500,000        1,516,172
                                 Green Tree Financial,
                                    Manufactured Housing Contract
                                    Pass-Through Ctfs.,
                                    Ser. 1996-10, Cl. A5, 6.83%, 2028..........         1,000,000        1,029,062
                                 NationsBank Auto Grantor Trust 1995-A,
                                    Asset Backed Ctfs., Cl. A, 5.85%, 2002.....            47,482           47,517
                                 Premier Auto Trust 1996-2,
                                    Asset Backed Notes, Cl. A-4, 6.575%, 2000..         1,000,000        1,011,290
                                 WFS Financial Owner Trust,
                                    Auto Receivable Backed Notes,
                                    Ser. 1996-D, Cl. A3, 6.05%,2001............         1,500,000        1,500,469
                                                                                                      ------------
                                                                                                         6,110,760
                                                                                                      ------------
          Foods/Beverages--1.4%  Dole Food,
                                    Notes, 6 3/4%, 2000........................         1,500,000        1,519,133
                                                                                                      ------------
           Foreign/Yankee--8.9%  ABN AMRO Bank N.V.,
                                    Sub. Notes, 7 1/4%, 2005...................         2,500,000        2,614,435
                                 Hanson Overseas B.V.,
                                    Gtd. Sr. Notes, 7 3/8%, 2003...............         2,500,000        2,603,713
                                 Midland Bank plc,
                                    Sub. Notes, 7 5/8%, 2006...................         2,500,000        2,672,130
                                 Province of Quebec,
                                    Deb., 7.295%, 2006.........................         1,000,000(f)     1,076,220
                                 Smurfit Capital Funding plc,
                                    (Gtd. by Jefferson Smurfit Group plc),
                                    Deb., 7 1/2%, 2025.........................           750,000          780,623
                                                                                                      ------------
                                                                                                         9,747,121
                                                                                                      ------------
                Healthcare--.9%  Columbia/HCA Healthcare,
                                    Notes, 6.91%, 2005.........................         1,000,000          982,605
                                                                                                      ------------
            Hotels/Motels--2.3%  Hilton Hotels,
                                    Sr. Notes, 7%, 2004........................         2,500,000        2,521,225
                                                                                                      ------------


Dreyfus Disciplined Intermediate Bond Fund
----------------------------------------------------------------------------
Statement of Investments (continued)                        October 31, 1997


                                                                                      Principal
Bonds and Notes (continued)                                                             Amount           Value
-------------------------------------------------------------------------------    ---------------   -------------
               Industrial--3.3%  Coca Cola Enterprises,
                                    Notes, 6 3/8%, 2001........................      $   1,025,000    $   1,031,956
                                 Waste Management,
                                    Notes, 6 5/8%, 2002........................          2,500,000        2,527,650
                                                                                                      -------------
                                                                                                          3,559,606
                                                                                                      -------------
           Leisure-Travel--1.1%  Royal Caribbean Cruises,
                                    Deb., 7 1/2%, 2027.........................          1,250,000        1,257,366
                                                                                                      -------------
                     Other--.4%  New Jersey Economic Development Authority,
                                    St. Pension Funding Revenue
                                    Revenue Bonds, 7.425%, 2029 ...............            400,000          434,368
                                                                                                      -------------
           Transportation--1.7%  American Airlines Pass-Through Trusts,
                                    Pass Through Ctfs., Ser. 1991-A, 9.71%, 2007         1,118,661        1,276,046
                                 Norfolk Southern,
                                    Notes, 7.35%, 2007.........................            500,000          525,030
                                                                                                      -------------
                                                                                                          1,801,076
                                                                                                      -------------
      U.S. Government/
        Mortgage Backed --24.8%  Federal Home Loan Mortage Corp.:
                                    6%, 3/1/2004...............................            879,914          884,587
                                    Multiclass Mortgage Participation Ctfs.,
                                       REMIC:
                                         Ser. 1453, Cl. S, 6.89%, 2000.........            574,683(g)       578,455
                                         Ser. 1929, Cl. NH, 7 1/2%, 2011.......          1,500,000        1,543,125
                                         Ser. 1279, Cl. PH, 7 1/4%, 2020.......            400,000          406,988
                                         Ser. 1660, Cl. H, 6 1/2%, 2009........          2,570,000        2,598,109
                                 Federal National Mortgage Association:
                                    6 1/2%, 11/30/27...........................          2,500,000(h)     2,457,800
                                    7%, 6/1/2009-10/1/2027.....................          4,749,042        4,790,221
                                    7 1/2%, 9/01/2027-10/1/2027................          2,989,985        3,054,450
                                    REMIC Trust, Pass-Through Ctfs.
                                       (collateralized by FNMA Pass-Through Ctfs.),
                                       Ser. 1997-30, Cl. VG, 7%, 2012..........          2,000,000        2,063,125
                                 Government National Mortgage Association I:
                                    6%, 1/15/2009-10/31/2012...................            794,241(i)       787,826
                                    6 1/2%, 2/15/2024..........................          2,452,751        2,444,314
                                    7%, 11/15/2023.............................          2,004,083        2,025,988
                                    7 1/2%, 1/15/2026..........................            908,264          932,106
                                    8%, 2/15/2008..............................            997,551        1,056,776
                                    8 1/2%, 4/15/2025-8/15/2025................          1,293,613        1,362,874
                                    9 1/2%, 4/15/2018..........................             48,098           52,442
                                                                                                      -------------
                                                                                                         27,039,186
                                                                                                      -------------
         U.S. Government--25.4%   U.S. Treasury Bonds:
                                    7 7/8%, 2/15/2021..........................          2,250,000        2,694,375


Dreyfus Disciplined Intermediate Bond Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1997


                                                                                      Principal
Bonds and Notes (continued)                                                             Amount           Value
-------------------------------------------------------------------------------    ---------------   -------------
   U.S. Government (continued)   U.S. Treasury Bonds (continued):
                                    12%, 8/15/2013.............................      $   2,880,000     $  4,215,150
                                 U.S. Treasury Notes:
                                    5 3/4%, 8/15/2003..........................          2,500,000        2,491,797
                                    6%, 7/31/2002..............................          2,000,000        2,019,375
                                    6 3/8%, 5/15/1999..........................          2,000,000        2,021,250
                                    6 5/8%, 4/30/2002..........................          5,300,000        5,476,391
                                    7%, 7/15/2006..............................          6,750,000        7,234,102
                                 U.S. Treasury Principal Strips,
                                    Zero Coupon, 8/15/2004.....................          2,320,000        1,563,900
                                                                                                      -------------
                                                                                                         27,716,340
                                                                                                      -------------
                                 TOTAL BONDS AND NOTES
                                    (cost $104,344,840)........................                        $106,242,303
                                                                                                      -------------
                                                                                                      -------------
Short-Term Investments--2.5%
-------------------------------------------------------------------------------

          Commercial Paper--.4%  General Motors Acceptance Corp.,
                                    5.53%, 11/17/1997..........................      $     390,000     $    390,000
     Repurchase Agreement--2.1%  Salomon Brothers, 5.70%
                                    Dated 10/31/1997, due 11/3/1997 in the amount
                                    of $2,296,000 (fully collateralized by
                                    $2,324,000 U.S.Treasury Notes, 57/8%,
                                    3/31/1999 value $2,343,522)................          2,296,000        2,296,000
                                                                                                      -------------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $2,686,000)..........................                        $  2,686,000
                                                                                                      -------------
                                                                                                      -------------
TOTAL INVESTMENTS (cost $107,030,840)..........................................              99.9%     $108,928,303
                                                                                           -------    -------------
                                                                                           -------    -------------
CASH AND RECEIVABLES (NET).....................................................                .1%     $     77,150
                                                                                           -------    -------------
                                                                                           -------    -------------
NET ASSETS.....................................................................             100.0%     $109,005,453
                                                                                           -------    -------------
                                                                                           -------    -------------


Dreyfus Disciplined Intermediate Bond Fund
-------------------------------------------------------------------------------

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Reflects date security can be redeemed at holders' option; the stated maturity date is 2/15/2036.
(b) Reflects notional face.
(c) Variable rate securities--interest rate subject to periodic change.
(d) Reflects date security can be redeemed at holders' option; the stated maturity date is 8/15/2026.
(e) Reflects date security can be redeemed at holders' option; the stated maturity date is 10/15/2009.
(f) Reflects first date security can be redeemed at holders' option; the stated maturity is 7/22/2026.
(g) Inverse floater security--interest rate subject to periodic change.
(h) Purchased on a forward commitment basis.
(i) Partially purchased on a forward commitment basis.

                          See notes to financial statements.

Dreyfus Disciplined Intermediate Bond Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                            October 31, 1997


                                                                                              Cost            Value
                                                                                          ------------     ------------
ASSETS:                       Investments in securities--See Statement of Investments     $107,030,840     $108,928,303
                              Cash.............................................                                 469,061
                              Receivable for investment securities sold........                                 929,495
                              Receivable for shares of Capital Stock subscribed                                 260,000
                              Interest receivable..............................                               1,305,979
                                                                                                           ------------
                                                                                                            111,892,838
                                                                                                           ------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                  49,625
                              Payable for investment securities purchased......                               2,837,760
                                                                                                           ------------
                                                                                                              2,887,385
                                                                                                           ------------
NET ASSETS.....................................................................                            $109,005,453
                                                                                                           ------------
                                                                                                           ------------
REPRESENTED BY:               Paid-in capital..................................                            $107,216,361
                              Accumulated net realized gain (loss) on investments                              (108,371)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 3.........................                               1,897,463
                                                                                                           ------------
NET ASSETS.....................................................................                            $109,005,453
                                                                                                           ------------
                                                                                                           ------------
                            NET ASSET VALUE PER SHARE
                            -------------------------
                                                                                         Institutional        Retail
                                                                                            Shares            Shares
                                                                                         -------------     ------------
Net Assets................................................................                 $317,303        $108,688,150
Shares Outstanding........................................................                   25,347           8,683,016

NET ASSET VALUE PER SHARE.................................................                   $12.52              $12.52
                                                                                             ------              ------
                                                                                             ------              ------



                       See notes to financial statements.

Dreyfus Disciplined Intermediate Bond Fund
--------------------------------------------------------------------
Statement of Operations                  Year Ended October 31, 1997


INVESTMENT INCOME

INCOME:                       Interest...................................           $5,294,546
                              Cash dividend..............................               19,250
                                                                                    ----------
                                Total Income.............................                                  $5,313,796

EXPENSES:                     Management fee--Note 2(a)..................              426,110
                              Loan commitment fees--Note 4...............                  781
                              Distribution fees (Institutional shares)--Note 2(b)          337
                                                                                    ----------
                                Total Expenses...........................                                     427,228
                                                                                                           ----------
INVESTMENT INCOME--NET...................................................                                   4,886,568

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:
                              Net realized gain (loss) on investments....           $  536,132
                              Net unrealized appreciation (depreciation)
                                on investments...........................            1,317,452
                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                   1,853,584
                                                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                  $6,740,152
                                                                                                           ----------
                                                                                                           ----------


                       See notes to financial statements.

Dreyfus Disciplined Intermediate Bond Fund
--------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                            Year Ended        Year Ended
                                                                                       October 31, 1997  October 31, 1996(1,2)
                                                                                       ----------------  ---------------------
OPERATIONS:
   Investment income--net.................................................              $  4,886,568         $  1,947,306
   Net realized gain (loss) on investments................................                   536,132             (644,503)
   Net unrealized appreciation (depreciation) on investments..............                 1,317,452              580,011
                                                                                        ------------         ------------
         Net Increase (Decrease) in Net Assets Resulting from Operations..                 6,740,152            1,882,814
                                                                                        ------------         ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net
      Institutional shares................................................                    (8,096)             (65,938)
      Retail shares.......................................................                (4,880,158)          (1,879,682)
                                                                                        ------------         ------------
         Total Dividends..................................................                (4,888,254)          (1,945,620)
                                                                                        ------------         ------------
CAPITAL STOCK TRANSACTIONS--Note 5:
   Net proceeds from shares sold:
      Institutional shares................................................                   219,869            1,871,917
      Retail shares.......................................................                54,972,784           62,800,824
   Dividends reinvested:..................................................
      Institutional shares................................................                     4,985               54,374
      Retail shares.......................................................                 2,057,870              966,635
   Cost of shares redeemed:...............................................
      Institutional shares................................................                   (40,510)          (1,739,591)
      Retail shares.......................................................                (8,653,765)          (5,299,031)
                                                                                        ------------         ------------
         Increase (Decrease) in Net Assets from Capital Stock Transactions                48,561,233           58,655,128
                                                                                        ------------         ------------
            Total Increase (Decrease) in Net Assets.......................                50,413,131           58,592,322

NET ASSETS:
   Beginning of Period....................................................                58,592,322               --
                                                                                        ------------         ------------
   End of Period..........................................................              $109,005,453         $ 58,592,322
                                                                                        ------------         ------------
                                                                                        ------------         ------------
Undistributed investment income--net......................................                   --              $      1,686
                                                                                        ------------         ------------

                                                                                           Shares               Shares
                                                                                        ------------         ------------
CAPITAL SHARE TRANSACTIONS--Note 5:
   INSTITUTIONAL SHARES
   --------------------
   Shares sold............................................................                    17,954              149,686
   Shares issued for dividends reinvested.................................                       405                4,407
   Shares redeemed........................................................                    (3,304)            (143,801)
                                                                                        ------------         ------------
         Net Increase (Decrease) in Shares Outstanding....................                    15,055               10,292
                                                                                        ------------         ------------
                                                                                        ------------         ------------
   RETAIL SHARES
   -------------
   Shares sold............................................................                 4,463,067            5,108,674
   Shares issued for dividends reinvested.................................                   167,445               79,631
   Shares redeemed........................................................                  (702,920)            (432,881)
                                                                                        ------------         ------------
         Net Increase (Decrease) in Shares Outstanding....................                 3,927,592            4,755,424
                                                                                        ------------         ------------
                                                                                        ------------         ------------

----------------
(1) From November 1, 1995 (commencement of operations) to October 31, 1996.
(2) Effective July 15, 1996, Investor Class shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares.



                       See notes to financial statements.

Dreyfus Disciplined Intermediate Bond Fund
-----------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                           Institutional Shares                    Retail Shares
                                                        -------------------------           -------------------------
                                                          Year Ended October 31,              Year Ended October 31,
                                                        -------------------------           -------------------------
PER SHARE DATA:                                           1997           1996(1,2)             1997          1996(1,2)
                                                        -------         ---------           ---------       ---------
   Net asset value, beginning of period.......          $12.29           $12.50              $12.29          $12.50
                                                        ------           ------              ------          ------
   Investment Operations:
   Investment income--net.....................             .74              .71                 .77             .74
   Net realized and unrealized gain (loss)
      on investments..........................             .23             (.21)                .23            (.21)
                                                        ------           ------              ------          ------
   Total from Investment Operations...........             .97              .50                1.00             .53
                                                        ------           ------              ------          ------
   Distributions:
   Dividends from investment income--net......            (.74)            (.71)               (.77)           (.74)
                                                        ------           ------              ------          ------
   Net asset value, end of period.............          $12.52           $12.29              $12.52          $12.29
                                                        ------           ------              ------          ------
                                                        ------           ------              ------          ------
TOTAL INVESTMENT RETURN.......................            8.21%            4.18%               8.49%           4.45%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....             .80%             .79%                .55%            .55%
   Ratio of net investment income
      to average net assets...................            6.01%            5.61%               6.31%           6.29%
   Portfolio Turnover Rate....................          143.91%          198.16%             143.91%         198.16%
   Net Assets, end of period (000's Omitted)..            $317             $126            $108,688         $58,466

----------------------
(1) From November 1, 1995 (commencement of operations) to October 31, 1996.
(2) Effective July 15, 1996, Investor Class shares were redesignated as Institutional shares and Class R shares were redesignated as Retail shares.



                       See notes to financial statements.

Dreyfus Disciplined Intermediate Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Disciplined Intermediate Bond Fund (the "Fund") is a series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering seventeen series including the Fund. The Fund's investment objective is to outperform the Lehman Brothers Aggregate Bond Index, while maintaining a similar level of risk, by investing primarily in domestic and foreign investment-grade debt securities and by actively managing bond market and maturity exposure. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge. The Fund is authorized to issue 100 million of $.001 par value Capital Stock in each of the following classes of shares: Institutional and Retail. Institutional shares are offered only to the clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Fund's distributor. Retail shares are offered to any investor. Other differences between the two classes include the services offered to and the expenses borne by each class.

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (C) REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to

Dreyfus Disciplined Intermediate Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

   (D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $82,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1997. If not applied, the carryover expires in fiscal 2004. NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

   (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .55% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

   (B) DISTRIBUTION PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Institutional shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Institutional shares. The Retail shares bear no distribution fee. During the period ended October 31, 1997, the Fund was charged $337 for the Institutional shares pursuant to the Plan.

Dreyfus Disciplined Intermediate Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

   The aggregate amount of purchase and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $154,089,914 and $106,556,082, respectively.

   At October 31, 1997, accumulated net unrealized appreciation on investments was $1,897,463 consisting of $1,910,108 gross unrealized appreciation and $12,645 gross unrealized depreciation.

   At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.

NOTE 5--Acquisition of Common Trust Asset:

   On March 22, 1996, the Fund acquired all of the assets of the TBC Pooled Employee Fixed Income Fund, a trust advised by a subsidiary of Mellon Bank, N.A. The acquisition was accomplished by an exchange of 773,272 Retail shares of the Fund's Capital Stock for cash, securities and assumption of liabilities of the trust totaling $9,472,581 which is included in net proceeds from shares sold on the Statement of Changes in Net Assets.

Dreyfus Disciplined Intermediate Bond Fund
--------------------------------------------------------------------------------
Report of Independent Auditors

THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE DREYFUS/LAUREL FUNDS, INC.:

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Disciplined Intermediate Bond Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Intermediate Bond Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                                    KPMG Peat Marwick LLP

New York, New York
December 17, 1997

Dreyfus Disciplined Intermediate Bond Fund
--------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby designates 0.39% of the ordinary dividends paid during the fiscal year ended October 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax returns.

Dreyfus Disciplined Intermediate
Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                 302/702AR9710